UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2014

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Information

The unaudited pro forma combined statement of operations of Gastar Exploration, Inc. (formerly known as “Gastar Exploration Ltd.”) (“Gastar Exploration, Inc.”) and Gastar Exploration Inc. (formerly known as “Gastar Exploration USA, Inc.”) (“Gastar Exploration Inc.”) as of and for the year ended December 31, 2013 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The unaudited pro forma financial information contained in Exhibit 99.1 is derived from the historical financial statements of Gastar Exploration, Inc. and Gastar Exploration Inc. and the audited and unaudited statements of revenues and direct operating expenses of the assets acquired in the Chesapeake Acquisition and the assets acquired in the WEHLU Acquisition, and reflect the impact of the WEHLU Acquisition, East Texas Divestiture, the Hunton Transactions, the Newfield Divestiture and the Preferred Stock Sale, as each of such capitalized terms are defined in Exhibit 99.1, and a proposed issuance of additional senior secured notes as described therein.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2014	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1	Unaudited Pro Forma Financial Information.